FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Portfolio of Investments
February 28, 2026 (Unaudited)

Shares	Description	Value
COMMON STOCKS — BUSINESS DEVELOPMENT COMPANIES — 99.7%
	Capital Markets — 99.7%
186,486	Ares Capital Corp.	$3,472,369
67,816	Bain Capital Specialty Finance, Inc.	875,505
196,676	Barings BDC, Inc.	1,659,946
113,827	Blackstone Secured Lending Fund	2,718,189
169,535	Blue Owl Capital Corp.	1,914,050
48,154	Capital Southwest Corp.	1,053,128
28,874	Crescent Capital BDC, Inc.	365,545
111,908	FS KKR Capital Corp.	1,208,606
73,938	Goldman Sachs BDC, Inc.	669,878
244,122	Golub Capital BDC, Inc.	2,927,023
223,807	Hercules Capital, Inc.	3,180,298
23,721	Kayne Anderson BDC, Inc.	318,336
75,291	Main Street Capital Corp.	4,276,529
94,952	MidCap Financial Investment Corp.	919,135
47,450	Morgan Stanley Direct Lending Fund	702,260
191,902	New Mountain Finance Corp.	1,468,050
50,859	Nuveen Churchill Direct Lending Corp.	654,555
61,045	Oaktree Specialty Lending Corp.	692,250
153,935	Sixth Street Specialty Lending, Inc.	2,666,154
41,384	SLR Investment Corp.	596,757
32,553	Trinity Capital, Inc.	481,459
	Total Common Stocks — Business Development Companies	32,820,022
	(Cost $39,914,588)
MONEY MARKET FUNDS — 0.1%
37,137	Dreyfus Government Cash Management Fund, Institutional Shares - 3.55% (a)	37,137
	(Cost $37,137)

	Total Investments — 99.8%	32,857,159
	(Cost $39,951,725)
	Net Other Assets and Liabilities — 0.2%	80,339
	Net Assets — 100.0%	$32,937,498

(a)	Rate shown reflects yield as of February 28, 2026.

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
• Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
• Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
• Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of February 28, 2026 is as follows:

	Total Value at 2/28/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks — Business Development Companies*	$32,820,022	$32,820,022	$—	$—
Money Market Funds	37,137	37,137	—	—
Total Investments	$32,857,159	$32,857,159	$—	$—

*	See Portfolio of Investments for industry breakout.